UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ARS Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

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Ars pharma p.o. Box 8016, cary, nc 27512-9903 your vote matters! Ars pharmaceuticals, inc. Annual meeting of stockholders wednesday, june 24, 2026 7:30 am, pacific time annual meeting to be held live via the internet - please visit www.proxydocs.com/spry for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/spry for a convenient way to view proxy materials, vote, and obtain directions to attend the meeting go to www.proxydocs.com/spry to vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under united states securities and exchange commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before june 12, 2026. See reverse for full agenda meeting materials: notice of meeting and proxy statement & annual report or form 10-k important notice regarding the availability of proxy materials for the stockholders meeting to be held on june 24, 2026 for stockholders of record as of april 27, 2026 to order paper materials, use one of the following methods. Internet: www.investorelections.com/spry call: 1-866-648-8133 email: paper@investorelections.com * if requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials. Your control number have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 betanxt, inc. Or its affiliates. All rights reserved

Ars pharma ars pharmaceuticals, inc. Annual meeting of stockholders the board of directors recommends a vote: for on proposals 1, 2 and 3 the board recommends that an advisory vote on the compensation for named executive officers be held every 1 year. Proposal 1. To elect our board of directors' three nominees for class iii director named in the accompanying proxy statement to serve for three-year terms until the 2029 annual meeting of stockholders. 1.01 saqib islam, j.d. 1.02 phillip schneider 1.03 laura shawver, ph.d. 2. To ratify the selection by the audit committee of the board of directors of ernst & young llp as our independent registered public accounting firm for our fiscal year ending december 31, 2026. 3. To approve, on an advisory basis, the compensation of the company's named executive officers, as disclosed in the accompanying proxy statement. 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the company's named executive officers. 5. To conduct any other business properly brought before the meeting.